                                                                EXHIBIT 10.03.05


                               THIRD AMENDMENT TO
                              EMPLOYMENT CONTRACT

This Third Amendment to Employment Contract is entered into this 26th day of May, 1999 between SALEM COMMUNICATIONS CORPORATION, a Delaware corporation ("Company"), and ERIC HALVORSON ("Employee").

                                  WITNESSETH:

     WHEREAS, the Company and Employee entered into a contract for the employment of Employee by Company on November 7, 1991, which contract was amended on April 22, 1996 and July 8, 1997 (the "Agreement"); and

     WHEREAS, the parties desire to further amend the Agreement.

     NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Section 3.1 of the Agreement is hereby amended to provide that the annual base salary of Employee shall be $400,000 effective June 1, 1999.

     2. Except as specifically amended herein, all terms and conditions of the Agreement shall remain in full force and effect.

Executed as of the date first above written.

SALEM COMMUNICATIONS CORPORATION


By:  /s/ EDWARD G. ATSINGER III                   /s/ ERIC HALVORSON
     ------------------------------               ---------------------------
     Edward G. Atsinger III                       Eric Halvorson